Exhibit 99.3

TERMINATION OF EMPLOYMENT,

SETTLEMENT AND MUTUAL RELEASE

AGREEMENT

THIS TERMINATION OF EMPLOYMENT, SETTLEMENT AND MUTUAL RELEASE AGREEMENT (this “Agreement”) is made and entered into as of December 5th, 2024, (the “Agreement Date”) by, between, and among FOXO Technologies, Inc., a Delaware corporation (“FOXO” or the “Company”), Mark Brian White (“White” or “Employee”), an individual resident of United Kingdom, and Rennova Health, Inc., a Delaware corporation (“Rennova”). FOXO, White, and Rennova are individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, FOXO and White entered into that certain personal Services Agreement dated July 25,2024 (“Employment Agreement”);

WHEREAS, the Parties have agreed that Employee’s Employment Agreement and employment with FOXO will terminate with immediate effect upon the satisfaction of the conditions set forth in Section 1.5 of this Agreement;

WHEREAS, the term “Claim” or “Claims” shall mean or refers to any and all claims, damages, including, but not limited to, contractual, extra-contractual, consequential and punitive damages, demands, suits, arbitrations, obligations, liabilities, costs, controversies, debts, dues, sums of money, charges, complaints, promises, rights, losses, reckonings, expenses (including, but not limited to, attorneys’ fees and costs actually incurred), accounts, covenants, contracts, agreements, judgments, actions or cause of action of any kind and nature, whether known or unknown, discovered or undiscovered, liquidated or unliquidated, fixed or contingent, direct or indirect, asserted or unasserted, actual or potential, and whether arising at common law, equity, pursuant to any federal, state or other statute, rule or regulation, or otherwise;

WHEREAS, the Parties, without admitting any liability and without conceding the validity of any of the positions or arguments advanced by any other Party, desire to completely and finally settle and resolve all Claims between them, whether arising out of relating to Employee’s employment, the termination of that employment, the Employment Agreement, Employee’s resignation, or otherwise;

WHEREAS, the Parties acknowledge that full, valid, and binding consideration exists for the execution of this Agreement and that such consideration includes the mutual promises contained herein; and

NOW, THEREFORE, in consideration of the mutual terms, conditions, releases, warranties, covenants and agreements contained herein, the Parties enter into this Agreement and agree as follows:

1. Releases and Resignation.

1.1. Release by FOXO. FOXO hereby, to the maximum extent authorized by law, releases, waives and forever discharges Employee, his heirs, assigns, executors and administrators (“Employee Releasees”) from any and all Claims of any kind, known or unknown, that arose on or before the date of this Agreement. Such released, waived and discharged Claims include, but are not limited to, Claims arising out of or relating to Employee’s employment, the termination of that employment, his Employment Agreement, his resignation from employment, and Claims pursuant to any federal, state or other statute, rule or regulation. However, this Section 1.1 shall not limit or prohibit in any way FOXO’s ability to make claims or bring actions arising out of or relating to breaches of this Agreement. In no event shall FOXO release Employee from or cover acts of willful wrongdoing or illegal acts by the Employee.

1.2. Release by Employee. Employee hereby, to the maximum extent authorized by law, releases, waives and forever discharges FOXO and each and every person or entity affiliated with FOXO (collectively the “FOXO Releasees,” and together with the Employee Releasees, the “Releasees,” all of which are intended beneficiaries of this Agreement) from any and all Claims of any kind, known or unknown, that arose on or before the date of this Agreement. Such released, waived and discharged Claims include, but are not limited to, Claims arising out of or relating to Employee’s employment, the termination of that employment, his Employment Agreement, his resignation from employment, and Claims for emotional distress, personal injury, tortious conduct of any kind, and Claims pursuant to any federal, state or other statute, rule or regulation. However, this Section 1.2 shall not limit or prohibit in any way Employee’s ability to make claims or bring actions arising out of or relating to breaches of this Agreement.

Nothing contained in this Section 1.2 shall be deemed to release FOXO from any obligation it may have to indemnify Employee and hold him harmless as provided in the Certificate of Incorporation and bylaws of FOXO, and such other instruments as in effect on the date hereof, against any claim that may be brought against him for acts taken or failed to have been taken in his capacity as Interim Chief Executive Officer.

1.3. Unknown Claims; Scope of Releases. The Parties understand that their respective releases, waivers and discharges of Claims pursuant to this Agreement include potentially unknown Claims, that they may have limited knowledge with respect to some of those Claims being released, and accordingly, that there is a risk that, after signing this Agreement, they may learn information that might have affected their respective decisions to enter into this Agreement. The Parties assume this risk and all other risks of any mistake regarding such Claims in entering into this Agreement. The Parties acknowledge that this Agreement and their respective releases, waivers and discharges of Claims contained herein are fairly and knowingly made, and they intend that their respective releases, waivers and discharges of Claims contained herein to be as broad as the law permits.

1.4. Covenant Not to Sue; No Claims Exist. Each of the Parties represents that it has not commenced, and each of the Parties covenants not to begin or maintain in any way in the future, any action, lawsuit, arbitration, or other legal action or proceeding against the other Party or any of the Releasees or any complaint with any federal, state, or local agency against or regarding the other Party or any of the Releasees asserting a Claim that the Party has released, waived and discharged herein.

1.5. Conditional Voluntary Resignation, Severance and Related Consideration. As a condition precedent to FOXO entering into this Agreement, Employee will, submit his resignation from his position, in writing, and Employee’s resignation letter will be signed by him and shall be in the form attached hereto as Schedule 1 (the “Resignation Letter”), which Resignation Letter shall be held to order of Employee until the following items have been delivered or executed upon as applicable (the “Conditions”):

A.	Payment by FOXO to White of $100,000USD on the mutual execution of this Agreement.

B.	Confirmation of the appointment of White as the Chief Executive Officer and Sole Director of the now 100% owned subsidiary of the Company – FOXO Labs, Inc. a Delaware corporation.

C.	Execution and delivery by FOXO of a promissory note in the form of Schedule 2.

1.6 Post-Closing Obligations. Following the satisfaction of the Conditions and the resignation of White pursuant to Section 1.5 herein, FOXO shall have the following obligations:

A.	FOXO shall make a cash payment of $250,000USD to White no later than December 31, 2024. In the event that the payment is not made by December 31, 2024 the cash payment owing shall increase to $500,000USD and $50,000USD each month thereafter.

B.	Execution of satisfactory employment agreement by and between FOXO Labs, Inc. and White providing for a base annual salary of $120,000USD and payment of a car lease for a minimum of three (3) years up to an amount of $1,750USD monthly.

C.	Written agreement with supporting Company Board approval for the spin-out of the FOXO Labs, Inc. subsidiary with time of spin-out conditioned only upon legal and accounting advice on the timing and process so as to be effected in a manner not contrary to the business objectives of the Company.

D.	Written agreement with supporting Company Board approval for retention by the Company of ThinkEquity as financial advisor to FOXO Labs to advise and map out the strategy to a spin out. The Engagement Letter with ThinkEquity shall be in a form satisfactory to the parties hereto (the “ThinkEquity Engagement Letter”).

E.	Issuance of 3,000 shares of Series D Preferred Stock to KR8 in as satisfaction, in full of all amounts owing to KR8 under the current Master Software and Services Agreement with KR8. In the event that the shares of Series D Preferred Stock are not issued to KR8 within sixty (60) days of the date of the Conditions and resignation of White, the shares of Series D Preferred Stock shall be exchanged for the equivalent value of Series A Preferred Stock and Rennova covenants to vote in favor of all proposals pertaining to the issuance of shares of Class A Common Stock in compliance with NYSE American rules and regulations. Upon the issuance of shares of either Series D or Series A Preferred Stock to KR8 pursuant to this section, the current Master Software and Services Agreement shall terminate and no amounts will be owing.

F.	Authorization by the Company with supporting Company Board approval of a new Master Software and Services Agreement reasonably satisfactory to White between KR8 and the FOXO Labs subsidiary, which new Master Software and Services Agreement shall be in the form satisfactory to the parties hereto (the “FOXO Labs Master Software and Services Agreement”).

2. Confidentiality and Non-Disparagement.

2.1. Confidentiality. This Agreement and the contents thereof shall be maintained as strictly confidential by the Parties and shall not be disclosed to any third party except as set forth herein or as required by law or the status of the Company as a listed company on the New York Stock Exchange American. Confidentiality is a material term of this Agreement.

2.2. Non-Disparagement. Employee agrees not to represent to any person or entity that his agreement to enter into this Agreement constitutes an admission of liability or non-liability, or an admission of the validity or invalidity of any Claim. Furthermore, Employee agrees that that he will not disparage or make any negative statement about FOXO, or any person or entity affiliated with FOXO, through any means or channels whatsoever. FOXO agrees not to represent to any person or entity that its agreement to enter into this Agreement constitutes an admission of liability or non-liability, or an admission of the validity or invalidity of any Claim. Furthermore, FOXO agrees that that it will not disparage or make any negative statement about Employee, or any person or entity affiliated with Employee, through any means or channels whatsoever. Non-Disparagement is a material term of this Agreement.

2.3. Remedy in the Event of Breach. In the event either Party breaches or threatens to breach the terms of this Section 2, in whole or in part, there may be entitlement to remedies at law or in equity, including injunctive relief and monetary damages.

2.4. Permissible Disclosures. Nothing herein shall be construed to prevent disclosure of the terms herein as may be explicitly required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation, or order. Any disclosure to be made pursuant to this Section 2.4 shall be preceded by sufficient prior notice to the other Party or Parties to permit the other Party or Parties to invoke all legal mechanisms to prevent disclosure. Any disclosure to be made pursuant to this Section 2.4 shall be made with sufficient measures to ensure that steps are taken to preserve the confidentiality of the information and documents received. It shall not be a breach of this Paragraph for a Party to state to a third party that any dispute between the Parties has been resolved, provided that no term of this Agreement is disclosed.

3. Additional Terms.

3.1. Termination of Employment and Surviving Covenants. The Parties acknowledge and agree that Employee’s employment will be validly terminated upon satisfaction of the Conditions in Section 1.5. The Parties further acknowledge, reiterate, and agree that those obligations of his Employment Agreement, which is terminated as of satisfaction of the Conditions in Section 1.5, that survive termination, shall continue pursuant to the terms of the Employment Agreement. Notwithstanding anything to the contrary in the Employment Agreement, this Agreement shall supersede any and all terms and conditions regarding Employee’s termination of employment and that the consideration set forth in this Agreement shall be the only consideration due and payable to Employee in connection with his voluntary resignation.

3.2. Authority. Each person signing this Agreement hereby covenants, represents, and warrants to each Party he has the full power and authority to enter into this Agreement and bind the applicable Party to all the terms hereof. Each Party covenants, represents, and warrants that the undersigned are respectively authorized to bind the Parties on whose behalf they execute this Agreement.

3.3. Ownership of Claims. Each Party represents and warrants that it presently owns, free and clear of any and all liens, encumbrances, rights of control, pledges, or other burdens, one hundred percent (100%) of any Claims it releases by this Agreement.

3.4. No Admission of Liability. Entry into this Agreement shall not be construed as an admission of liability or an admission of the validity of any Claim, assertion, counterclaim, or defense on the part of any Party hereto in any respect. Each Party expressly acknowledges that the consideration exchanged herein is exchanged in full accord and satisfaction of all Claims released herein upon satisfaction of the Conditions set forth in Section 1.5. Each Party also expressly acknowledges that each other Party denies any liability to the other.

3.5. Agreement Inadmissible. This Agreement shall not be admissible in any action, suit, or proceeding whatsoever, as evidence or as an admission of any Claim or liability, provided however, that any Party hereto may use all or part of this Agreement to the extent necessary to enforce any right or obligation conferred upon such Party by this Agreement.

3.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Party’s heirs, devisees, agents, representatives, successors and assigns, trustees, attorneys, members, legal representatives, controlled or controlling persons, and/or any corporation, partnership, or other entity into or with which such Party has merged, consolidated, or reorganized, or to which it has transferred all or substantially all of its assets.

3.7. Entire Agreement and Merger. The Parties agree that this Agreement constitutes the full, final, and complete settlement of the matters addressed herein, and supersedes all other written or oral exchanges, arrangements, or negotiations between them concerning the subject matter of this Agreement. The Parties further agree that there are no representations, agreements, arrangements, or understandings, oral or written, concerning the subject matter of this Agreement that are not fully expressed, merged into, and incorporated herein.

3.8. Reliance. The Parties acknowledge that they are not relying upon any statement or representation of any other Party or its agents or representatives, except as expressly set forth herein, but are instead relying solely on their own judgment and investigation of the matters at issue. The Parties acknowledge that they rely on their own investigation of the facts in entering into this Agreement.

3.9. Participation of Legal Counsel. The Parties acknowledge that they have received, or had sufficient opportunity to receive, advice from legal counsel of their own choosing in the negotiation, preparation, drafting, and execution of this Agreement, which was prepared by the combined efforts of all Parties pursuant to arm’s-length negotiations. Accordingly, neither Party shall be considered the drafter for purposes of construction.

3.10. No Advice Regarding Tax Liability. Each Party understands and agrees that it is solely and completely responsible for any tax liability the Party may incur resulting from this Agreement; that it is not relying on any statements, representations or admissions on the part of any other Party concerning any tax consequences or tax issues; and that it is each Party’s responsibility to seek competent tax advice concerning this matter as needed.

3.11. Amendments and Modifications. This Agreement may not be modified, altered, or changed except upon express written and signed consent of all Parties in a document that makes specific reference to this Agreement. The Parties further covenant and agree that, in any dispute concerning this Agreement, they will not assert an amendment or modification except one made in accordance with this Paragraph.

3.12. Construction and Severability. This Agreement shall be construed, in any case where doubt may arise, in such a manner as to be deemed lawful and fully enforceable. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning. In the event any part of this Agreement is found to be void, voidable, or unenforceable, then it is the intention of the Parties that such part be severed, and the other provisions shall remain fully valid and enforceable.

3.13. Notices. All notices or other communications required or permitted to be given under this Agreement shall be sufficiently given for all purposes hereunder if in writing and personally delivered, delivered by recognized courier service (such as Federal Express) or certified United States mail, return receipt requested, or sent by facsimile communication to the appropriate address or number as set forth below. In addition, notice by electronic mail is effective, but only if the electronic mail is acknowledged by return electronic mail or otherwise by the person to be notified. Notices and other communications shall be effective upon receipt by the person to be notified.

3.14. Governing Law, Venue, and Waiver of Jury Trial. This Agreement shall be governed by, enforced, and construed in accordance with the laws of New York State, without regard to the application of its conflict of laws principles. If a dispute arises related to this Agreement the Parties hereby irrevocably agree TO WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY SUCH DISPUTE. The Parties further irrevocably agree that any such dispute shall be brought only in, and shall be subject to the exclusive jurisdiction of, the courts located in New York County.

3.15. Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision.

3.16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including ..pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Execution and delivery of this Agreement by electronic exchange bearing copies of a party’s signature shall constitute a valid and binding execution and delivery of this Agreement by such Party. Such electronic copies shall constitute enforceable original documents.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties, through their duly authorized representatives, execute and acknowledge this Agreement as shown below:

FOXO Technologies Inc.

By:	/s/ Martin Ward
Name:	Martin Ward
Title:	Interim Chief Financial Officer

EMPLOYEE

By:	/s/ Mark Brian White
Name:	Mark Brian White

Rennova Health, Inc.

By:	/s/ Seamus Lagan
Name:	Seamus Lagan
Title:	Chief Executive Officer

Schedule 1

Resignation Letter

December 5th, 2024

Mark Brian White

9 King George V Place

Winchester

SO22 5FU

UK

Dear Mr. White:

I hereby voluntarily resign employment from my position as Chief Executive Officer of FOXO Technologies, Inc. Notwithstanding, as requested, I will be contemporaneously appointed Chief Executive Officer of FOXO Labs, Inc., and I agree to serve on the Board of FOXO Technologies, Inc. for one (1) year from the date of this Resignation. Thank you for the opportunity to work for you.

Sincerely,

Mark Brian White

Schedule 2

Note